INTERIM CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	9 Months Ended
	Sep. 30, 2013	Sep. 30, 2012
Net income	$ 8,212	$ 8,487
Foreign currency translation adjustments	4,354	(1,993)
Comprehensive income	12,566	6,494
Comprehensive income attributable to non-controlling interests	12	43
Comprehensive income attributable to Sapiens' shareholders	$ 12,578	$ 6,537